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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 22, 2003

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                           Mobility Electronics, Inc.

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             (Exact name of registrant as specified in its charter)

          Delaware                      0-30907                 86-0843914
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

                     17800 North Perimeter Drive, Suite 200
                              Scottsdale, AZ 85255
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (480) 596-0061

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Transcript of conference call on July 22, 2003*

*Filed herewith


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 22, 2003, Mobility Electronics, Inc. (the "Company") conducted a conference call regarding the Company's preliminary results for its first quarter, ended June 30, 2003. A copy of the transcript of that conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MOBILITY ELECTRONICS, INC.

Date: July 25, 2003                            By: /s/ JOAN W. BRUBACHER
                                                   ----------------------------
                                                   Joan W. Brubacher,
                                                   Chief Financial Officer and
                                                   Executive Vice President

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                                 EXHIBIT INDEX

Exhibit
Number                           Description
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  99.1         Transcript of conference call on July 22, 2003

* Filed herewith